UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 7, 2010 (June 30, 2010)
REIS, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12917	13-3926898

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Fifth Avenue, New York, NY	10036

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 921-1122
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) As previously disclosed, in May 2007, Reis, Inc. (the “Company”) entered into three year contracts with its four most senior executive officers: Lloyd Lynford, Chief Executive Officer and President; Jonathan Garfield, Executive Vice President; Mark P. Cantaluppi, Vice President, Chief Financial Officer; and William Sander, Chief Operating Officer of the Company’s wholly owned subsidiary, Reis Services, LLC. The Company previously entered into a one month extension with each individual on May 30, 2010.
The Company is in the process of finalizing new contracts with these individuals; however, definitive contracts have not been reached at this time, largely due to the need to prioritize the time and efforts of the Company’s senior management, its compensation committee and its legal counsel, with an appropriate focus on the Company’s business needs.
For the benefit of both the Company and the individuals, the Company has entered into another one month extension (each, an “Extension”) with each of them, providing that their current employment will be further extended, through July 31, 2010.
Although there can be no assurance, the Company believes that new employment agreements will be entered into with each of the four above named executive officers prior to the end of July 2010, if not sooner.
Pursuant to General Instruction F to Form 8-K, copies of the Extensions are attached hereto as Exhibits 10.1 through 10.4, and are incorporated into this Item 5.02 by this reference.

Item 8.01	Other Events.
On June 29, 2010, the Company issued a press release announcing that its board of directors has authorized the Company to repurchase up to an aggregate of $1,000,000 of the Company’s shares of common stock. Previously, the board had authorized the repurchase of an aggregate of $3,000,000 of the Company’s shares, which repurchase was completed in April 2010. Pursuant to General Instruction F to Form 8-K, a copy of the press release announcing the stock repurchase program is attached hereto as Exhibit 99.1, and is incorporated into this Item 8.01 by this reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

10.1	Employment Agreement Extension dated as of June 30, 2010, among Lloyd Lynford, Reis, Inc. and Reis Services, LLC

10.2	Employment Agreement Extension dated as of June 30, 2010, among Jonathan Garfield, Reis, Inc. and Reis Services, LLC

10.3	Employment Agreement Extension dated as of June 30, 2010, among Mark P. Cantaluppi, Reis, Inc. and Reis Services, LLC

10.4	Employment Agreement Extension dated as of June 30, 2010, between William Sander and Reis Services, LLC

99.1	Press Release Dated June 29, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REIS, INC.
By:	/s/ Alexander G. Simpson
Alexander G. Simpson
Vice President & General Counsel
Date: July 7, 2010

Exhibit Index

10.1	Employment Agreement Extension dated as of June 30, 2010, among Lloyd Lynford, Reis, Inc. and Reis Services, LLC

10.2	Employment Agreement Extension dated as of June 30, 2010, among Jonathan Garfield, Reis, Inc. and Reis Services, LLC

10.3	Employment Agreement Extension dated as of June 30, 2010, among Mark P. Cantaluppi, Reis, Inc. and Reis Services, LLC

10.4	Employment Agreement Extension dated as of June 30, 2010, between William Sander and Reis Services, LLC

99.1	Press Release Dated June 29, 2010

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